UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2004

NEW CENTURY FINANCIAL

CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On September 30, 2004, the Registrant and New Century TRS Holdings, Inc., a Delaware corporation (formerly known as New Century Financial Corporation) (“New Century TRS”), entered into agreements with each of Robert K. Cole, Chairman of the Board of Directors and Chief Executive Officer of the Registrant, Brad A. Morrice, Vice Chairman of the Board of Directors and President and Chief Operating Officer of the Registrant, Edward F. Gotschall, Vice-Chairman Finance of the Board of Directors of the Registrant, Patrick J. Flanagan, Executive Vice President of the Registrant, and Patrick H. Rank, Executive Vice President of the Registrant, in order to amend the terms of their respective employment agreements (the “Employment Agreements”) with New Century TRS. The amendments to the Employment Agreements (each, a “First Amendment to Employment Agreement”) were entered into as part of the merger transaction described in Item 2.01 below and provide that upon the consummation of the Merger (as defined in Item 2.01 below), the Registrant will agree to assume all of the rights, duties and obligations under the Employment Agreements in the same manner and to the same extent that New Century TRS would be required to perform under the Employment Agreements if the Merger did not take place.

The form of the First Amendment to the Employment Agreements is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On September 30, 2004, the Registrant, New Century TRS and Wells Fargo Bank, as trustee (the “Trustee”), entered into a First Supplemental Indenture in connection with the Merger. The First Supplemental Indenture (the “First Supplemental Indenture”) amends the Indenture dated as of July 8, 2003 (the “Indenture”), by and between New Century TRS and the Trustee, relating to the 3.50% Convertible Senior Notes due 2008 (the “Notes”), to provide, among other things, that the holder of each outstanding Note will have the right to convert such Note into the kind and amount of stock and other securities and property receivable in the Merger by a holder of the number of shares of the common stock, par value $0.01 per share, of New Century TRS deliverable upon conversion of such Note immediately prior to the Merger.

The First Supplemental Indenture dated as September 30, 2004, by and among the Registrant, New Century TRS and the Trustee is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 2.01. Completion Of Acquisition Or Disposition Of Assets.

On October 1, 2004, the Registrant and its affiliated entities completed the merger (the “Merger”) which is part of the Registrant’s plan to restructure its business operations to allow it to qualify as a real estate investment trust, or REIT, for U.S. federal income tax purposes. Pursuant to the Agreement and Plan of Merger dated as of April 21, 2004 (the “Merger Agreement”), by and among the Registrant, New Century TRS and NC Merger Sub, Inc., a Delaware corporation formed by the Registrant for purposes of effecting the Merger (“Merger Sub”), (i) Merger Sub merged with and into New Century TRS, with New Century TRS as the surviving corporation, (ii) each outstanding share of common stock, par value of $0.01 per share, of New Century TRS was converted into the right to receive a share of common stock, par value of $0.01 per share, of the Registrant, and (iii) New Century TRS became a wholly-owned subsidiary of the Registrant. For a complete description of the terms of the Merger, you should refer to the copy of the Merger Agreement included as Annex A to the proxy statement/prospectus which is a part of the Registration Statement (No. 333-114709) on Form S-4, as amended, of the Registrant.

Item 5.03. Amendment To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.

In connection with the Merger described in Item 2.01 above, the Registrant filed Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland on October 1, 2004, which amended the charter of the Registrant to provide, among other things, (a) for a change in the name of the Registrant to “New Century Financial Corporation,” (b) for the increase in the share capital of the Registrant to 310,000,000 shares, consisting of 300,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share (the “REIT Preferred Stock”), (c) for the Board of Directors to set the rights, preference and privileges of the REIT Preferred Stock, (d) for ownership limitations and restrictions on transfer of the share capital to enable the Registrant to qualify as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended, and (e) for the Registrant to take most actions (including extraordinary actions) with the affirmative vote of a majority of all votes entitled to be cast by stockholders on the matter.

On April 21, 2004, the Board of Directors of the Registrant elected by resolution to amend and restate the Bylaws to, among other things, cause the Registrant to become subject, upon the filing with the State Department of Assessments and Taxation of Maryland of the Articles Supplementary filed as Exhibit 3.1 to this Current Report and incorporated by reference herein, to Section 3-804 of Subtitle 8 of Title 3 of the Maryland General Corporation Law (the “MGCL”), all as more particularly described in the Articles

Supplementary. The Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland on September 30, 2004. Section 3-804 of the MGCL provides, among other things, that notwithstanding any provisions of the Registrant’s charter or bylaws to the contrary, (a) a director may be removed only by a vote of not less than two-thirds (2/3) of all of the votes entitled to be cast on the matter, (b) the number of directors may be set only by the Board of Directors and (c) all vacancies on the Board of Directors may be filled only by a majority of the remaining directors then in office.

Forms of the Articles of Amendment and Restatement of the Registrant and the Amended and Restated Bylaws of the Registrant are included in the Registration Statement (No. 333-114709) on Form S-4, as amended, of the Registrant and are incorporated herein by reference.

Item 8.01. Other Events.

On October 1, 2004, the Registrant announced the pricing of its public offering of 13,500,000 shares of its common stock at $58.00 per share, for a total offering of approximately $783.0 million. The Registrant granted the underwriters an option, exercisable for 30 days, to purchase up to 2,025,000 additional shares of its common stock to cover over-allotments, if any.

Concurrent with the pricing of the public offering, the Registrant entered into an agreement with Friedman, Billings, Ramsey Group, Inc., an affiliate of one of the underwriters in the public offering, to sell 636,885 shares of the Registrant’s common stock in a private placement transaction, for total proceeds of approximately $35 million. The Registrant expects that it will enter into a registrant rights agreement with Friedman, Billings, Ramsey Group and will agree to register the resale of the shares that Friedman, Billings, Ramsey Group purchases in the private placement.

The full text of the press releases announcing the pricing of the public offering and the private placement are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item will be filed by amendment to this Current Report no later than 71 calendar days after the date of filing of this Current Report.

(b) Pro Forma Financial Information.

The financial information required by this Item will be filed by amendment to this Current Report no later than 71 calendar days after the date of filing of this Current Report.

(c) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Articles Supplementary of the Registrant.

10.1	Form of First Amendment to Employment Agreements.

10.2	First Supplemental Indenture dated as of September 30, 2004, by and among the Registrant, New Century TRS Holdings, Inc. and Wells Fargo Bank, as trustee.

99.1	Press Release dated October 1, 2004, announcing the pricing of the shares in the public offering.

99.2	Press Release dated October 1, 2004, announcing the private placement transaction.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

October 1, 2004	By:	/S/ ROBERT K. COLE
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles Supplementary of the Registrant.

10.1	Form of First Amendment to Employment Agreements.

10.2	First Supplemental Indenture dated as of September 30, 2004, by and among the Registrant, New Century TRS Holdings, Inc. and Wells Fargo Bank, as trustee.

99.1	Press Release dated October 1, 2004, announcing the pricing of the shares in the public offering.

99.2	Press Release dated October 1, 2004, announcing the private placement.